The Lincoln National Life Insurance Company

                     Lincoln Life Variable Annuity Account N

                               Lincoln ChoicePlus
                              Lincoln ChoicePlus II
                            Lincoln ChoicePlus Access
                          Lincoln ChoicePlus II Access
                            Lincoln ChoicePlus Bonus
                           Lincoln ChoicePlus II Bonus
                          Lincoln ChoicePlus II Advance

       Supplement dated March 10, 2003 to the Prospectus dated May 1, 2002


     Effective April 1, 2003, the fixed account will be available under the i4LIFESM Advantage (Non-Qualified Annuity Contracts). The following information should be added to the section of your prospectus entitled: i4LIFEsm Advantage (Non-Qualified Annuity Contracts only).

     Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFEsm Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. Your contract will indicate whether or not the fixed account is available. See Fixed side of the contract.

     The fixed account is not available for contracts with the Income4Life(R) Solution.

                Please keep this Supplement for future reference.